UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2021

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction

of Incorporation)

001-31817	42-1241468
(Commission File Number)	(IRS Employer Identification No.)

44 South Bayles Avenue
Port Washington, New York 11050
(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered	Trading Symbol(s)
Common Stock, $0.06 par value	New York Stock Exchange	CDR
7-1/4% Series B Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	New York Stock Exchange	CDRpB
6-1/2% Series C Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	New York Stock Exchange	CDRpC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On March 2, 2021, Cedar Realty Trust, Inc. (the “Company”) issued a press release regarding recent announcements made by certain of its shareholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 7.01 by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial statements and exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated March 2, 2021, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2021

CEDAR REALTY TRUST, INC.

By:	/s/ Bruce J. Schanzer
Bruce J. Schanzer
President and CEO